UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

June 12, 2019

Date of report (date of earliest event reported)

Digi International Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34033	41-1532464
(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

9350 Excelsior Blvd., Suite 700 Hopkins, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

(952) 912-3444

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DGII	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter):

Emerging growth company ¨☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ¨☐

Item 7.01              Regulation FD Disclosure.

On June 12, 2019, Digi International Inc. received a purchase order for the delivery of over $20.0 million of products and related services to a customer for a large project it expects to implement on behalf of a third party.  The products and services related to the purchase order are scheduled to be delivered and deployed over the next 10 to 12 months.  Each product shipment expected to occur under the purchase order remains subject to acceptance and deployment by the customer.  We intend to discuss this purchase order further in our quarterly report on Form 10-Q for our third fiscal quarter ending June 30, 2019.

This filing contains forward-looking statements that are based on management’s current expectations and assumptions. These statements often can be identified by the use of forward-looking terminology such as “expects,” “intends,” or variations thereon or similar terminology. Among other items, these statements relate to expectations of the business environment in which the company operates and projections of when certain actions will occur as well as the costs associated with such actions. Such statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions, including risks related to changes in customer specifications and demands, the actual timing to complete the project and the actual costs and associated accounting impact related to the project. These and other risks, uncertainties and assumptions identified from time to time in our filings with the United States Securities and Exchange Commission, including without limitation, our annual report on Form 10-K for the year ended September 30, 2018 and subsequent quarterly reports on Form 10-Q and other filings, could cause our company’s future results to differ materially from those expressed in any forward-looking statements made by us or on our behalf. Many such factors are beyond our ability to control or predict. These forward-looking statements speak only as of the date for which they are made. We disclaim any intent or obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise except as may be required by law.

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SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  June 14, 2019

DIGI INTERNATIONAL INC.

By:	/s/ David H. Sampsell
David H. Sampsell
Vice President, General Counsel & Corporate Secretary

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